ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (Tables)	12 Months Ended
Dec. 30, 2017
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES
Reconciliation of Beginning and Ending Amount of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2017	2016	2015
Gross unrecognized tax benefits beginning of year	$3,381	$2,209	$1,793
Increase in tax positions for prior years	4	243	—
Increase in tax positions due to acquisitions	—	362	—
Increase in tax positions for current year	1,107	905	754
Settlements with taxing authorities	(2)	(32)	—
Lapse in statute of limitations	(490)	(306)	(338)
Gross unrecognized tax benefits end of year	$4,000	$3,381	$2,209